    UNITED STATES
SECURITIES AND EXCHANGE
 COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2007

SPO MEDICAL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-11772	25-1411971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Hata’as St, POB 2454, Kfar Saba, Israel

(Address of principal executive offices, including Zip Code)

+972-9-764-3570
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information provided pursuant to Item 3.02 is incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On July 5, 2007, SPO Medical Inc. (the “Company”) privately placed with an institutional investor 1,444,444 shares of the Company’s common stock, par value $0.01 (the “Shares”) for aggregate gross proceeds of $1,300,000. The Shares were placed pursuant to a Confidential Private Placement Agreement between the Company and the investor entered into as of July 5, 2007. In connection with the placement of the Shares, the Company paid to a placement agent a cash fee of $117,000.

In making the placement, the Company relied upon the exemptions provided by Section 4(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2007	SPO MEDICAL INC.

	By:	/s/ Michael Braunold
Michael Braunold Chief Executive Officer